Supplement to the
Fidelity® SAI Emerging Markets Index Fund
December 9, 2015
Prospectus

Effective July 1, 2016, the following information replaced similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.090%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.075%
Total annual operating expenses	0.165%
Fee waiver and/or expense reimbursementC	0.075%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.090%

A Adjusted to reflect current fees.

B Based on estimated amounts for the current fiscal year.

C Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.09%. This arrangement will remain in effect through December 31, 2017. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$ 9
3 years	$ 37

The following information supplements similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

The following information supplements the biographical information found in the "Fund Management" section.

Thomas Brussard, Jr. is assistant portfolio manager of the fund, which he has managed since August 2016. He also manages other funds. Since joining Geode in 2011, Mr. Brussard has worked as a senior operations associate, portfolio manager assistant, and assistant portfolio manager.

SV6-16-02  September 2, 2016
1.9871331.101

Effective July 1, 2016, the following information replaced similar information found in the "Fund Management" section under the heading "Fund Management".

On July 1, 2016, the Adviser reduced the management fee rate for the fund from 0.20% to 0.09%. The fund's annual management fee rate is 0.09% of its average net assets.